UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material Pursuant to §240.14a-12

BANCORP RHODE ISLAND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 28, 2008, Bancorp Rhode Island, Inc. delivered the following presentation to certain of its shareholders.

Investor Presentation April 2008

2 Forward Looking Statements Certain statements contained in this presentation are “Forward Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward Looking Statements may be identified by the use of forward looking terminology such as “may,” “believes,” “intends,” “expects,” and “anticipates” or similar terms or variations of these terms. Actual results could differ materially from those set forth in Forward Looking Statements due to a variety of factors including, without limitation, competition, interest rate risk, credit risk, political and economic conditions and regulatory issues. Further information on these risk factors is included in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. IMPORTANT INFORMATION Bancorp Rhode Island, Inc. ("BancorpRI") filed a definitive proxy statement in connection with its 2008 annual meeting of shareholders with the Securities and Exchange Commission on April 3, 2008. BancorpRI shareholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card when they become available, as they will contain important information. Shareholders are able to obtain additional copies of BancorpRI’s definitive proxy statement and any other documents filed by BancorpRI with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of BancorpRI’s definitive proxy statement are also available for free at BancorpRI’s Internet website at www.bankri.com or by writing to Bancorp Rhode Island, Inc., One Turks Head Place, Providence, Rhode Island 02903, Attention: Investor Relations. In addition, copies of BancorpRI’s proxy materials may be requested by contacting our proxy solicitor, Laurel Hill Advisory Group, LLC 888-742-1305 toll free. INFORMATION REGARDING PARTICIPANTS Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of BancorpRI’s shareholders is available in BancorpRI’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2008. Revised 4/25/08

3 Solid earnings growth Experienced management team Dedication to patient and prudent investing Attractive commercial market niche Nimble and responsive to environment Limited exposure to market risks Superior track record of long-term value creation for shareholders Bancorp Rhode Island

4 Formed in March 1996 $1.5 billion commercial bank NASDAQ listed (since 1998): BARI 16 branches in Greater Providence area Headquartered in Providence, state capital Approximately 75% of RI’s population, jobs and businesses are located in Greater Providence area Profile Information presented as of 12/31/07 unless otherwise noted.

5 Solid net income and earnings per share – Net income increased 17% – Diluted earnings per share up 17% to $1.84 Growth of high yielding, high quality commercial assets – Commercial loans up 10% Deposits stayed constant, despite market environment Shareholders benefited from proactive capital management – Increased stock repurchase plan – Repurchased 305,200 shares, or 6% of common stock as of YE ’07 – Increased quarterly dividend from $0.15 to $0.16 per share Executed Against 2007 Priorities Accomplishments Result from Consistent Focus on Core Strategies

6 Year-over-Year Earnings Growth 2006-2007 Century Bancorp 67.75% People’s United 21.53% Berkshire Hills 20.17% BancorpRI 17.30% Camden National 0.03% Washington Trust -4.92% Citizens Fin’l Group1 -9.00% Rockland Trust -13.61% Brookline Bancorp -14.75% Webster -27.67% Bank of America -29.11% NewAlliance -51.28% Sovereign -1,085.50% 2007 ROE Camden National 18.34% Washington Trust 13.48% Rockland Trust 12.93% Bank of America 10.96% BancorpRI 7.87% Century Bancorp 7.05% Webster 5.22% Berkshire Hills 4.75% People’s United 4.21% Brookline Bancorp 3.23% NewAlliance 1.69% Sovereign -15.40% Citizens Fin’l Group1 N/A Source: SNL Interactive website. 1. Earnings reported in the Providence Journal, February 29, 2008. Strong Performance in 2007 BancorpRI’s Financial Performance Among the Best in Region

7 Total Deposits (In Millions) $9.0 $10.8 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2006 2007 $574 $520 $0 $150 $300 $450 $600 $750 2006 2007 Commercial Loans (In Millions) $38.7 $38.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 2006 2007 2006 and 2007 Results Noninterest Income (In Millions) Noninterest Expense (In Millions) $1,016 $1,015 $382 $374 $634 $641 $0 $200 $400 $600 $800 $1,000 $1,200 2006 2007 Checking and Savings CDs

8 Net income rises to $2.3MM, up 7% over Q1 ’07 Diluted earnings per share reach $0.50, up 14% over Q1 ’07 Deposits total $1.04B, up 2% from Q4 ’07 Net interest margin holds steady Credit quality remains strong – Nonperforming assets represent 0.58% of total assets and 0.84% of total loans – As of 12/31/07, FDIC peer group ($1B to $10B banks) average is 1.34% of loans Continued Strong Results in Q1 2008

9 Consistently Superior Shareholder Returns 17.64% 14.58% 10.46% 9.95% 8.45% 8.04% 5.67% 3.76% 2.68% 1.46% N/A N/A People’s United BancorpRI Brookline Bancorp Rockland Trust Camden National Bank of America Washington Trust Sovereign Webster Century Bancorp NewAlliance Berkshire Hills 35.95% 13.47% 11.09% 9.61% 9.17% 8.14% 6.56% 3.54% 3.35% 3.10% -1.75% N/A People’s United BancorpRI Camden National Washington Trust Bank of America Rockland Trust Sovereign Berkshire Hills Brookline Bancorp Webster Century Bancorp NewAlliance 19.08% 1.40% -0.80% -1.81% -2.16% -2.53% -5.82% -9.22% -9.59% -9.62% -10.56% -10.91% People’s United Bank of America BancorpRI Washington Trust Camden National Rockland Trust NewAlliance Berkshire Hills Brookline Bancorp Century Bancorp Webster Sovereign -6.75% -13.86% -17.84% -18.86% -19.78% -20.75% -22.74% -24.65% -28.53% -32.54% -36.40% -54.37% Washington Trust Peoples United Brookline Bancorp Bank of America BancorpRI Berkshire Hills Rockland Trust Century Bancorp NewAlliance Webster Camden National Sovereign *As of December 31, 2007; Source: SNL Interactive website. Banks and thrifts BARI’s size or larger in New England. Average Annual Total Return* Company One Year Company Three Year Company Five Year Company Ten Year

10 Building Value in Three Stages Formative Stage – 1996 to 2002 Investment Stage – 2003 to 2006 Leveraging the Investment Stage – 2007 and beyond

11 1996 – 2002: Formative Stage Created organization and infrastructure – Developed credit, commercial and consumer lending areas, finance and accounting, operations and administration functions – Developed products and services – Established prudent credit culture Began creating brand and market awareness Relocated and consolidated existing branches; began branch refurbishment and expanded from 12 to 13 branches Average branch size grew from $35.4MM to $58.6MM Moved headquarters to downtown Providence for commercial visibility in capital city Secured over 43 additional ATM locations

12 Grew quality deposits and loans (began conversion from thrift to commercial bank balance sheet) 12/31/1996 $383,039 12/31/2002 $670,658 Consumer Commercial 1-4 Family 14% 42% 44% 8% 24% 68% Total Loans (in thousands) $762 $670 $632 $513 $501 $465 $425 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 1996 1997 1998 1999 2000 2001 2002 Deposits (in millions) 1996 – 2002: Formative Stage

13 Grew from de novo to healthy, strong financial performer Net Income (In Millions) 1 2 Return on Equity $7.7 $6.3 $1.6 $3.5 $3.8 $4.4 $5.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 1996 1997 1998 1999 2000 2001 2002 4.76% 8.13% 8.33% 9.59% 11.58% 11.26% 12.37% 0% 2% 4% 6% 8% 10% 12% 14% 1996 1997 1998 1999 2000 2001 2002 Credit Quality $0.30 $0.75 $0.85 $1.14 $1.49 $1.62 $1.92 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 1996 1997 1998 1999 2000 2001 2002 Diluted Earnings Per Share 1996 – 2002: Formative Stage 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1996 1997 1998 1999 2000 2001 2002 NPA/Assets NCO/Avg Loans Outstanding

14 Building Value in Three Stages Formative Stage – 1996 to 2002 Investment Stage – 2003 to 2006 Leveraging the Investment Stage – 2007 and beyond

15 Invested extensively based on past success and future potential Expanded commercial lending capacity – Recruited top players from major regional institution while retaining entire existing team – Created Lending Services Unit to maximize lender productivity Branch Expansion – Branch refurbishment and relocation accelerates – Opened 3 new branches – Extended touch points for commercial customers – Average branch size peaked at $64.3MM in March 2004 2003 – 2006: Investment Stage

16 Invested extensively based on past success and future potential Enhanced infrastructure and operational support – Converted data processing system – Moved to new operations center Expanded management capacity – Strengthened Treasury, Marketing and Risk Management areas Raised $21.5MM in additional capital and issued 628,418 new shares (May 2005) Completed first acquisition – Macrolease, a small ticket equipment leasing company located in NY 2003 – 2006: Investment Stage

17 Continued loan and deposit growth and balance sheet conversion $1,016 $981 $881 $811 $0 $150 $300 $450 $600 $750 $900 $1,050 2003 2004 2005 2006 Deposits (in millions) 22% 52% 26% 14% 42% 44% Consumer Commercial 1-4 Family Total Loans (in thousands) 12/31/2002 $670,658 12/31/2006 $1,004,292 2003 – 2006: Investment Stage

18 Earnings, ROE, and EPS reflect investments, additional capital and flattened yield curve $7.7 $9.6 $8.6 $7.2 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2003 2004 2005 2006 7.22% 9.98% 11.53% 10.45% 0% 2% 4% 6% 8% 10% 12% 14% 2003 2004 2005 2006 Net Income (In Millions) Return on Equity Credit Quality Diluted Earnings Per Share $1.57 $2.04 $2.04 $1.77 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2003 2004 2005 2006 2003 – 2006: Investment Stage 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 2003 2004 2005 2006 NPA/Assets NCO/Avg Loans Outstanding

19 Building Value in Three Stages Formative Stage – 1996 to 2002 Investment Stage – 2003 to 2006 Leveraging the Investment Stage – 2007 and beyond

20 BancorpRI - Well Positioned for the Future Strength in non-commodity product niche – Strong commercial lending team – Reputation continues to grow – Superior portfolio growth Branch network supports business reach – Build out complete for now – Pawtucket opened in 2007 in cost neutral manner – One or more branches in each of the state’s six largest cities – Profitability will improve as branches grow to/surpass breakeven and average branch size ($62.2MM as of YE ’07) increases – Sufficient touch points to enable commercial lending reach 2007 and Beyond: Leveraging the Investment

21 BancorpRI - Well Positioned for the Future Experienced management team – Highly visible and widely acknowledged as prominent leadership figures in business community – Large bank experience and sophistication in key areas – Created and maintain prudent credit culture • Avoided subprime, indirect auto and credit card pitfalls – Increasingly disciplined cost containment • Q1 ’08 noninterest expense declined from Q1 ’07 • 2007 noninterest expense declined 2% • 2006 expense growth rate 7% • Ongoing operational review commenced in 2006 and continues 2007 and Beyond: Leveraging the Investment

22 BancorpRI - Well Positioned for the Future Demonstrated acquisition/remote management capacity – Macrolease integration successful – Diversification of loan portfolio Noninterest income continues to grow: – In 2007: • Macrolease fees reached $1.2MM, up over $700,000 • Deposit service charges, other than cash management fees, reached $5.3MM, up almost $500,000 • Cash management income reached $326,000, up 8% – In Q1 ’08: • Noninterest income totaled $2.9MM, up 13% from Q1 ’07 2007 and Beyond: Leveraging the Investment

23 Superior track record of long-term value creation for shareholders – Strong management team – Attractive commercial market niche – Dedication to patient and prudent investing – Proven execution of astute business plan Bancorp Rhode Island

24 NASDAQ: BARI